UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2006
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
Presentation

Section 7 Regulation FD
Item 7.01 – Regulation FD Disclosure
Waste Services, Inc. is making a presentation on May 17, 2006 at the Bear Stearns 15th Annual Global Credit Conference and on May 18, 2006 at the Banc of America Securities Industrial / Services Conference. The presentation slides are attached as an exhibit to this Form 8-K and are also available on the company’s website at http:\\www.wasteservicesinc.com
Section 9 Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits
     99.1 May 2006 presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.

By:	/s/ Ivan R. Cairns

Ivan R. Cairns
Executive Vice President and General Counsel

Date: May 17, 2006